UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2023

PODCASTONE, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-269028	35-2503373
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

335 N. Maple Drive, Suite 127

Beverly Hills, CA 90210

(Address of principal executive offices) (Zip Code)

(310) 858-0888

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	PODC	The NASDAQ Capital Market

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

PodcastOne, Inc. (the “Company”) intends, from time to time, to present and/or distribute to the investment community and utilize at various industry and other conferences, the Company’s Corporate Presentation (the “Corporate Presentation”), which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing.

The Company cautions you that the Corporate Presentation contains “forward-looking statements.” Statements in the Corporate Presentation that are not purely historical are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements. These risks, uncertainties and factors include, but are not limited to: the Company’s ability to consummate any proposed financing, acquisition, merger or transaction, the timing of the closing of such proposed event, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of any proposed financing, acquisition, merger or transaction will not occur or whether any such event will enhance shareholder value; the Company’s ability to continue as a going concern; if and when required, the Company’s ability to obtain additional capital, including to fund the Company’s and/or LiveOne’s current debt obligations and to fund potential acquisitions and capital expenditures; the Company’s ability to attract, maintain and increase the number of the Company’s listeners; the Company’s ability to identify, acquire, secure and develop content; the Company’s ability to successfully implement the Company’s growth strategy, the Company’s ability to acquire and integrate the Company’s acquired businesses, the ability of the combined business to grow, including through acquisitions which we are able to successfully integrate, and the ability of the Company’s executive officers to manage growth profitably; the outcome(s) of any legal proceedings pending or that may be instituted against us, the Company’s subsidiaries, or third parties to whom we owe indemnification obligations; changes in laws or regulations that apply to the Company or the Company’s industry; the Company’s ability to recognize and timely implement future technologies in the music and live streaming space; the Company’s ability to capitalize on investments in developing the Company’s service offerings, including the Company’s ability to deliver and develop upon current and future technologies; significant product development expenses associated with the Company’s technology initiatives; the Company’s ability to timely and economically obtain necessary approval(s), releases and or licenses on a timely basis for the use of the Company’s content on an applicable platform; the Company’s ability to obtain and maintain international authorizations to operate the Company’s service over the proper foreign jurisdictions the Company’s listeners utilize; the Company’s ability to expand the Company’s service offerings and deliver on the Company’s service roadmap; the Company’s ability to timely and cost-effectively produce, identify and or deliver compelling content that brands will advertise on and/or listeners desire to listen to; general economic and technological circumstances in the podcasting and digital streaming markets; the Company’s ability to obtain and maintain the Company’s current and new desirable content; the loss of, or failure to realize benefits from, agreements with the Company’s content providers and partners; unfavorable economic conditions in the podcasting industry and economy as a whole; the Company’s ability to expand the Company’s domestic or international operations, including the Company’s ability to grow the its business with current and potential future podcasting platforms and partners; the effects of service interruptions or delays, technology failures, material defects or errors in the Company’s software, damage to the Company’s equipment or geopolitical restrictions; costs associated with defending pending or future intellectual property infringement actions and other litigation or claims; increases in the Company’s projected capital expenditures due to, among other things, unexpected costs incurred in connection with the roll out of the Company’s technology roadmap or the Company’s plans of expansion in North America and internationally; fluctuation in the Company’s operating results; the demand for podcasting and digital media streaming services and market acceptance for the Company’s products and services; the Company’s ability to generate sufficient cash flow to make payments on the Company’s and/or LiveOne’s indebtedness; the Company’s incurrence of additional indebtedness in the future; LiveOne’s compliance with the covenants in its credit facility agreement; the effects of the global COVID-19 pandemic; risks and uncertainties applicable to the businesses of the Company and/or its subsidiaries; and other risks, uncertainties and factors including, but not limited to, those described in the Company’s Special Financial Report under the cover of Form 10-K for the fiscal year ended March 31, 2023, filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 29, 2023, Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023, filed with the SEC on November 20, 2023, and in the Company’s other filings and submissions with the SEC. These forward-looking statements speak only as of the date hereof, and the Company disclaims any obligations to update these statements, except as may be required by law. The Company intends that all forward-looking statements be subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1*	Corporate Presentation.
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PODCASTONE, INC.

Dated: November 27, 2023	By:	/s/ Aaron Sullivan
	Name:	Aaron Sullivan
	Title:	Interim Chief Financial Officer

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